UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 22, 2003





                            FMS Financial Corporation
  ----------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



         New Jersey                         0-17353                22-2916440
------------------------------       ------------------------     -------------
State or other jurisdiction        (Commission File Number)       (IRS Employer
     of incorporation)                                            Identification
                                                                      Number)


3 Sunset Road, Burlington, New Jersey                               08016
--------------------------------------                         -----------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (609)386-2400
                                                    -------------


                                 Not Applicable
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last Report)


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                            FMS FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits
          ------------------------------------------

            (c) Exhibits:

                  99.1     Press Release dated July 22, 2003


Item 12.  Results of Operation and Financial Condition
          --------------------------------------------

         On July 22, 2003, the Registrant issued a press release to report earnings for the quarter ended June 30, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               FMS Financial Corporation



Date: July 31, 2003            By:      /s/Craig W. Yates
                                        --------------------------------------
                                        Craig W. Yates
                                        President and Chief Executive Officer







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